Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies
Commitments and Contingencies

10. Commitments and Contingencies

Lease obligations

        The Company leases approximately 31,000 square feet of office space in Austin, TX under an operating lease arrangement. Future minimum payments for noncancellable operating leases extending beyond one year at December 31, 2013 are as follows:

(in thousands of dollars)
Years Ending December 31,
2014	$586
2015	482
2016	458
2017	147
Thereafter	—

$1,673

        Rent expense under operating leases was $0.8 million, $0.8 million and $0.7 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Litigation

        The Company is subject to legal proceedings and claims that arise in the ordinary course of its business. The Company believes that the final disposition of such current matters will not have a material adverse effect on its financial position, results of operations, or liquidity.